EXHIBIT 10.45.4


                                FOURTH AMENDMENT
                   TO THE PUBLIC SERVICE COMPANY OF NEW MEXICO
                               SERVICE BONUS PLAN

         THIS FOURTH AMENDMENT made by the Public Service Company of New Mexico ("PNM") is effective as of November 27, 2002.

         WHEREAS, PNM adopted the Public Service Company of New Mexico Service Bonus Plan (the "Plan") as of October 23, 1984 to provide supplemental income benefits for certain executives who have achieved maximum performance credits under the Accelerated Management Performance Plan;

         WHEREAS, the Plan has been amended three times, most recently by an amendment effective on December 7, 1998;

         WHEREAS, PNM reserved the right to amend the Plan pursuant to Section
9.01 of the Plan; and

         WHEREAS, PNM now desires to amend the Plan to: (i) change the name of the Plan, (ii) change the sponsor of the Plan to PNM Resources, Inc. ("PNMR"), and (iii) designate PNM as a participating employer.

         NOW, THEREFORE, PNM does hereby amend the Plan as follows:

1. The name of the Plan is hereby amended to read as follows:

                     PNM RESOURCES, INC. SERVICE BONUS PLAN

2. Section 1.01 of the Plan is hereby amended by the addition of the following paragraph to be placed at the end thereof:

                           PNM Resources, Inc. became the parent holding company
                  for Public Service Company of New Mexico as of December 31, 2001. Effective as of November 27, 2002, PNM Resources, Inc. assumes the sponsorship of the Plan.

3. Section 2.01 of the Plan is hereby amended in its entirety to read as follows:

                           2.01 "Accelerated Management Performance Plan" means
                  the PNM Resources, Inc. Accelerated Management Performance Plan, as amended from time to time.

4. Section 2.08 of the Plan is hereby amended in its entirety to read as follows:

                           2.08 "Company" means PNM Resources, Inc. or any
                  successor thereto, and any company affiliated with PNMR that adopts the Plan. Any affiliate that adopted the Plan prior to including Public Service Company of New Mexico, shall continue to participate in the Plan.

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5. Section 2.13 of the Plan is hereby amended in its entirety to read as follows:

                           2.13 "Employees' Retirement Plan" means the PNM
                  Resources, Inc. Employees' Retirement Plan, as amended from time to time.

6. Section 2.20 of the Plan is hereby amended in its entirety to read as follows:

                           2.20 "Plan" means the PNM Resources, Inc. Service
                  Bonus Plan as described herein or as hereafter amended.

7. Section 2.24 of the Plan is hereby amended in its entirety to read as follows:

                           2.24 "Service Bonus Plan" means the PNM Resources,
                  Inc. Service Bonus Plan described herein, or as amended from time to time.

8. Section 6.01 of the Plan is hereby amended by the addition of the following paragraph to be placed at the end thereof:

                  Each affiliate that participates in the Plan shall bear the costs and expenses of providing benefits accrued by its employee-Participants during periods while they are employed by that affiliate. Such costs and expenses shall be allocated among the participating affiliates in accordance with (a) agreements entered into between PNM Resources, Inc. and any participating affiliate, or (b) in the absence of such an agreement, procedures adopted by PNM Resources, Inc.

9. Section 6.04 of the Plan is hereby amended in its entirety to read as follows:

                  6.04 Change in Control. Upon a Change in Control, as defined in the First Restated and Amended Executive Retention Plan effective December 7, 1998, and incorporated herein by reference, the Company shall sufficiently fund the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") to provide in full any benefits accrued under this Plan as of the date of the occurrence of the Change in Control.

10. The purpose of this Fourth Amendment is to transfer sponsorship of the Plan to PNM Resources, Inc. from the Public Service Company of New Mexico. All references to "Public Service Company of New Mexico" are hereby replaced with references to "PNM Resources, Inc.," unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this transfer of sponsorship are hereby amended to the extent necessary to accomplish this transfer.

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11. PNM Resources, Inc. hereby assumes all duties, obligations, and authority as the sponsor of the Plan. PNM Resources, Inc. does not assume Public Service Company of New Mexico's financial obligation for its share of the costs and expenses of Plan benefits as determined pursuant to Section _____ of the Plan.

12. This Fourth Amendment changes the name and sponsorship of the Plan. Any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly, any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.

13. This Fourth Amendment shall only amend the provisions of the Plan referenced above, and those provisions not amended hereby shall be considered in full force and effect.

         IN WITNESS WHEREOF, Public Service Company of New Mexico and PNM Resources, Inc. have caused this Fourth Amendment to be executed as of this 27th day of November, 2002.

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its: Senior Vice President
                                                 People Services and Development



                                            ACCEPTED:
                                            --------

                                            PNM RESOURCES, INC.

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its: Senior Vice President
                                                 People Services and Development

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